I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021 (November 30, 2021)

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

Old Second Bancorp, Inc. (“Old Second”) held a virtual special meeting of its stockholders on Tuesday, November 30, 2021, related to Old Second’s proposed merger with West Suburban Bancorp, Inc. (“West Suburban”).  The matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Proposal 1 – Merger and Share Issuance Proposal

Old Second’s stockholders approved the proposal to adopt the Agreement and Plan of Merger and Reorganization, dated as of July 25, 2021, by and between Old Second and West Suburban (the “merger agreement”), under which West Suburban will merge with and into Old Second, and the other transactions contemplated by the merger agreement, including the issuance of shares of Old Second common stock to shareholders of West Suburban in connection with the merger.  The following is a tabulation of the voting results for Proposal 1:

Votes For	Votes Against	Abstentions	Broker Non-Votes

22,309,287	26,158	31,805	—

Proposal 2 – Adjournment Proposal

Old Second’s stockholders approved a proposal to adjourn the Old Second special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1.  Although Proposal 2 was approved, the adjournment of the special meeting was not necessary because Old Second’s stockholders approved Proposal 1. The following is a tabulation of the voting results for Proposal 2:

Votes For	Votes Against	Abstentions	Broker Non-Votes

21,316,012	1,019,225	32,013	—

Item 7.01. Regulation FD Disclosure.

On November 30, 2021, Old Second and West Suburban issued a joint press release announcing that each company’s stockholders approved the merger agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Exhibit
99.1	Joint Press Release dated November 30, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: November 30, 2021	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President and
Chief Financial Officer